Proposal for profit appropriation	12 Months Ended
Dec. 31, 2021
Aegon N.V [member]
Statement [LineItems]
Proposal for profit appropriation
23 Proposal for profit appropriation
At the Annual General Meeting of Shareholders currently scheduled for May 31, 2022, the Executive Board will, in line with its earlier announcement and barring unforeseen circumstances, propose a final dividend for 2021 of EUR 0.09 per common share and EUR 0.00225 per common share B. The final dividend will be paid in cash or stock at the election of the shareholder. The value of the stock dividend will be approximately equal to the cash dividend.
If the proposed dividend is approved by shareholders, Aegon shares will be quoted ex-dividend
on June 2, 2022. The record date for the dividend will be June 3, 2022. Shareholders can elect to receive a dividend in cash or in shares during the dividend election period, which will run from June 6, 2022 up to and including June 29, 2022. The dividend will be payable as of July 6, 2022.
In order to reflect the prevailing market price of Aegon N.V. common shares fully within the indication provided, the number of dividend coupons that give entitlement to a new common share of EUR 0.12 (nominal value) will be determined on June 29, 2022 after 5.30 p.m. (CET), based on the average share price on Euronext Amsterdam in the five trading days from June 23, 2022 up to and including June 29, 2022.

	2021	2020

Final dividend on common shares	184	124

Earnings to be retained	1,795	-

To be deducted from retained earnings	-	(269)

Net result attributable to owners of Aegon N.V.	1,980	(146)